UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2025

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2025, Bimini Capital Management, Inc., a Maryland corporation (the “Company”), entered into a First Amendment (the “First Amendment”) to its Rights Agreement, dated December 21, 2015, with Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the “Rights Agreement”). The First Amendment extends the expiration date of the Rights (as defined in the Rights Agreement) until December 21, 2030. The First Amendment also increases the Purchase Price (as defined in the Rights Agreement) from $4.76 to $10.20.  No stockholder approval was required for adoption of the First Amendment; however, the Company intends to submit the First Amendment to its stockholders for approval at the 2026 annual meeting of stockholders.

The foregoing description of the Rights Agreement and the First Amendment are not complete and are subject to and qualified by reference to the full text of the Rights Agreement and the First Amendment filed as Exhibits 4.1 and 4.2 hereto, respectively, and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” and the documents filed as Exhibits 4.1 and 4.2 hereto are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 10, 2025, the Company issued a press release announcing the adoption of the First Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

4.1
Rights Agreement, dated as of December 21, 2015, between the Company and Broadridge Corporate Issuer Solutions, Inc. (which includes the form of Articles Supplementary as Exhibit A, the form of Rights Certificate as Exhibit B and the form of Summary of Rights to Purchase Preferred Stock as Exhibit C) (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 21, 2015).

4.2	First Amendment to Rights Agreement, dated as of December 10, 2025, between the Company and Broadridge Corporate Issuer Solutions, LLC.

99.1	Press Release issued by the Company on December 10, 2025.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2025		BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer